                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2004

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California       92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant
                  Not Applicable

Item 2.           Acquisition or Disposition of Assets
                  Not Applicable

Item 3.           Bankruptcy or Receivership
                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                  Not Applicable

Item 5.           Other Events
                  Not Applicable

Item 6.           Resignation of Registrant's Directors
                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  Exhibit - Press Release

Item 8.           Change of Fiscal Year
                  Not Applicable


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Item 9.           Sales of Equity Securities Pursuant to Regulation S
                  Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/Ross S. Seibert
     ------------------------------------------
       Ross S. Seibert, Chief Financial Officer

Dated:  August 16, 2004



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MIRACOR DIAGNOSTICS REPORTS 2ND QUARTER RESULTS

SAN DIEGO--August 16, 2004--Miracor Diagnostics, Inc. (OTCBB: MRDG) reported net revenue of $5,473,263 for the three months ended June 30, 2004, a 12% increase compared to net revenue of $4,895,319 for the same period in 2003. Miracor also reported a net loss of $289,071 ($0.02 per share) which includes a one-time write-off of $125,197 related to the closure of a diagnostic center. Without the one-time write-off, net loss was $163,874 as compared to a net loss of $323,416 ($0.02 per share) in 2003.

For the six months ended June 30, 2004, net revenue was $10,687,214, a 16% increase as compared to net revenue of $9,201,789 for the same period in 2003. The net loss was $473,483 ($0.03 per share). Without the one-time write-off, net loss was $348,286 as compared to a net loss of $795,198 ($0.05 per share) for the six months ended June 30, 2003.

                                         Miracor Diagnostics Inc. and Subsidiaries
                                           Consolidated Statements of Operations
                                                         (unaudited)

                                    Three  Months ended June 30,       Six Months Ended June 30,
                                        2004            2003           2004            2003
                                    ------------    ------------   -------------   ------------
Net revenue                         $ 5,473,263     $ 4,895,319    $ 10,687,214    $ 9,201,789
Net loss                            $  (289,071)    $  (323,416)   $   (473,483)   $  (795,198)
Basic and diluted EPS               $     (0.02)    $     (0.02)   $      (0.03)   $     (0.05)


ABOUT THE COMPANY

Miracor Diagnostics, Inc. is focused on the acquisition, development and operation of diagnostic imaging centers. The company operates the following 14 diagnostic imaging centers:

CALIFORNIA            FLORIDA               ILLINOIS             OHIO                  OREGON
Laguna Niguel         Jacksonville (2)      Carol Stream         Perrysburg            Coos Bay
Long Beach (2)        Kissimmee             Oak Brook            Sylvania
Santa Barbara         Orlando               Woodridge

For more information, visit www.miracor.net.

THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE ARE BASED UPON VARIOUS ASSUMPTIONS, AND CERTAIN RISKS AND UNCERTAINTIES COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. FACTORS THAT COULD CAUSE SUCH DIFFERENCES INCLUDE THOSE MATTERS DISCLOSED IN THE COMPANY'S FILINGS WITH THE SECURITIES EXCHANGE COMMISSION (SEC). MIRACOR DIAGNOSTICS INC. ASSUMES NO OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS.

CONTACT
MIRACOR DIAGNOSTICS, INC. (858) 455-7127
    M. LEE HULSEBUS, CHAIRMAN AND CEO, EXT. 11
    ROSS SEIBERT, CFO, EXT. 13